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                                                                    EXHIBIT 10.3













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                               T/R SYSTEMS, INC

                       1994 ASSOCIATES STOCK OPTION PLAN



                                OCTOBER 25, 1994

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                               T/R SYSTEMS, INC.
                       1994 ASSOCIATES STOCK OPTION PLAN

SECTION 1. Purpose.

     The T/R Systems, Inc. 1994 Associates Stock Option Plan (the "Plan") is intended to provide a means for T/R Systems, Inc. (the "Company") to attract and retain qualified nonemployee associates and to encourage such persons to become owners of common stock of the Company in order to increase their interest in the Company's long-term success.

SECTION 2. Definitions.

          For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Company" means T/R Systems, Inc., a corporation organized under the laws of the State of Georgia, or any successor corporation.

         (c) "Fair Market Value" shall mean (i) the closing sales price of the stock first preceding the time at which Fair Market Value is to be determined on the national securities exchange having the greatest volume of trading in the stock during the 30-day period immediately preceding that time as reported in The Wall Street Journal; (ii) if the stock is not listed or admitted to trade on any national securities exchange, the closing sales price of the stock first preceding the time at which Fair Market Value is to be determined, as quoted in the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market Reporting System, or any successor system, as reported in The Wall Street Journal; (iii) if the stock is not listed or admitted to trade on any national securities exchange and is not quoted on the NASDAQ National Market Reporting System, the average of the closing bid and asked sales prices of the stock on the over-the courter market first preceding the time at which Fair Market Value is to be determined, as quoted on NASDAQ or such other national reporting service, as reported in The Wall Street Journal; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not quoted on the NASDAQ National Market Reporting System and if the bid and asked sales prices for the stock are not


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furnished by the National Association of Securities Dealers, Inc. or a similar organization, the Fair Market Value established by the Board for purposes of granting Options under the Plan based on such relevant facts, which may include opinions of independent experts, as may be available to the Board.

         (d) "Associate" means a person who is not an employee of the Company or any Subsidiary and who is either (i) a member of the Board, or (ii) is designated by the Board as an Associate of the Company by reason of his relationship to the Company as a consultant or advisor. An Associate who is a member of the Board shall be deemed to cease to be an Associate, for all purposes hereunder, on the date on which he ceases to be a member of the Board. An Associate who is an Associate due to his designation as such by the Board by reason of his relationship to the Company as a consultant or advisor shall be deemed to cease to be an Associate, for all purposes hereunder, should the Board determine in its sole discretion that due to the cessation or curtailment of his relationship with the Company as an advisor or consultant that he no longer be deemed an Associate hereunder.

         (e) "Optionee" means an Associate who has been granted a Stock Option under the Plan.

         (f) "Plan" means the T/R Systems, Inc. 1994 Associates Stock Option Plan as hereinafter amended from time to time.

         (g) "Stock" or "Shares" means the common stock of the Company, par value $.01 per share.

         (h) "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         (i) "Stock Option Agreement" means a written document evidencing an Option grant by the Company to the Optionee.

         (j) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in the chain.

SECTION 3. Administration.

         The Plan shall be administered by the Board. The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall,


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from time to time, deem advisable; to interpret the terms and provisions of the
Plan and any Stock Option granted and any agreements, notifications or other documents relating thereto; and to otherwise supervise the administration of the Plan.

         All decisions made by the Board pursuant to the provisions hereof shall be made in the Board's sole discretion and shall be final and binding on all persons. No member of the Board shall be liable for any such decisions made in good faith.

SECTION 4. Stock Subject to Plan.

         The number of shares of Stock that may be issued under the Plan shall be determined as follows:

         (a) Maximum Number. The maximum number of shares of Stock reserved and available for distribution pursuant to Stock Options hereunder shall be 50,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Stock Option granted hereunder expires or terminates without having been exercised in full, the shares remaining subject to such Option shall again be available for distribution in connection with future awards under the Plan.

         (b) Adjustments. If the outstanding shares of Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Options. A corresponding adjustment to the consideration payable with respect to Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the price for each share.

         Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Plan shall terminate, and any outstanding Options shall terminate and be forfeited. Notwithstanding the foregoing, the Board may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation


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of the Options theretofore granted or the substitution by such corporation for such options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Stock in lieu of and in complete satisfaction of such Options.

         In adjusting Options to reflect the changes described in this Section 4(b), or in determining that no such adjustment is necessary, the Board may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Board shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

SECTION 5. Grant of Options.

         Subject to the express provisions of this Plan, the Board shall determine those individuals to whom Stock Options under the Plan shall be granted, the terms of Stock Options (which need, not be identical) and the number of shares of Stock subject to each Option. Each option shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Board as are not inconsistent with the purpose and provisions of the Plan.

SECTION 6. Stock Option Agreement.

         Each grant under Section 5 above shall be evidenced by a Stock Option Agreement in substantially the form of Exhibit A hereto. The terms of each such Stock Option Agreement shall be as follows:

         (a) Right to Exercise. The Option (until terminated as hereafter provided) shall become exercisable, in whole or in part, as determined by the Board, on the date or dates specified in the Option Agreement which date(s) shall not be earlier than six months after the Option Date and thereafter shall remain exercisable until the expiration or earlier termination of the Optionee's Option.

         (b) Exercise. The exercise price of the Option shall be determined by the Board on the date the option is granted. The exercise price shall be payable (i) in cash or by check acceptable to the Company, (ii) by actual or constructive transfer to the Company of shares of nonforfeitable, unrestricted Stock having a Fair Market Value at the time of exercise equal to the option price, or (iii) by a combination of such methods of payment.


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         (c) Termination. The Option shall terminate on the earliest of the following dates:

            (i) Three months after the date on which the Optionee ceases to be an Associate of the Company (during which period the option shall be exercisable only to the extent exercisable on the date of termination), unless he or she ceases to be an Associate of the Company by reason of death;

            (ii) One year after the death of the Optionee if the Optionee dies while an Associate of the Company; or

            (iii) Ten years from the date on which the Option was granted.

         (d) Nontransferability. The Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and be exercisable during the lifetime of the optionee only by him or her or by his or her guardian or legal representative.

         (e) Rights as Stockholder. The Optionee shall have the rights of a stockholder with respect to the Stock subject to the 0ption only to the extent that the Optionee has exercised the Option in accordance with its terms. The Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law.

SECTION 7. General Provisions.

         (a) The Board may require a person purchasing Stock pursuant to a Stock Option under the Plan to represent and to agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


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         (b) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Georgia.

         (c) The Company shall not be required to issue any fractional share of Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions for cash.

SECTION 8. Amendment of the Plan.

         The Board may suspend or terminate the Plan at any time and may amend the Plan from time to time in any respect the Board may deem to be in the best interests of the Company.

SECTION 9. Effective Date of Plan.

         The Plan shall be effective on the date of its adoption by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Stock. Any grants made under the Plan prior to such approval shall be effective when made but shall be conditional upon, and subject to, such stockholder approval.

SECTION 10. Term of Plan.

         No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Options granted prior to such tenth anniversary may extend beyond that date.


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                                                                      EXHIBIT A

                               T/R SYSTEMS, INC.
                             STOCK OPTION AGREEMENT
                                      FOR
                                   ASSOCIATES

         T/R Systems, Inc. (the "Company") pursuant to its 1994 Associates Stock Option Plan (the "Plan") has this day granted to __________________ __________________________________ (the "0ptionee"), an option (the "Option")
to purchase ______________ shares of the Company's common stock, par value $.01 per share (the "Stock") at the price of $______________ per share, subject to the terms and conditions hereinafter set forth.

         1. Right to Exercise. Except as otherwise provided in this Agreement, the Option may be exercised in accordance with the vesting schedule set forth on Schedule I attached hereto and incorporated herein by reference and the Option may only be exercised at any given time to the extent the Option has vested in accordance with Schedule I.

         2. Exercise. The option price shall be payable (a) in cash or by check acceptable to the Company, (b) by actual or constructive transfer to the Company of shares of nonforfeitable, unrestricted Stock, having a Fair Market Value at the time of exercise equal to the option price, or (c) by a combination of such methods of payment. Shares of stock acquired by exercise of the Option are referred to herein as the "Option Stock."

         3. Termination. This Option shall terminate on the earliest of the following dates:

                   (A) Three months after the date on which the Optionee ceases to be an Associate of the Company (during which period the Option shall be exercisable only to the extent exercisable on the date of termination in accordance with the provisions of paragraph 1 hereof), unless he or she ceases to be an Associate of the Company by reason of death;

                   (B) One year after the death of the Optionee if the Optionee dies while an Associate of the Company; or

                   (C) Ten years from the date on which this Option was granted.


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         The status of an Optionee as an "Associate", and the termination of his or her status as an Associate, shall be determined solely by reference to the express provisions of the Plan governing same.

         4. Nontransferability. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative.

         5. Rights as Stockholder. The Optionee shall have the rights of stockholder with respect to the Stock subject to this Option only to the extent that the Optionee has exercised this Option in accordance with its terms. This Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law.

         6. Right of First Refusal.

         (a) In the event the Optionee proposes to sell, transfer or otherwise dispose of any of his shares of Option Stock, the Company shall have a right of first refusal to purchase all, but not less than all, the shares of Option Stock that such Optionee (for purposes of this Section 6, the "Selling Optionee") proposes to transfer to any person other than to the Company by way of redemption, repurchase or the like (the "Right of First Refusal").

         (b) Before effecting any proposed transfer of Option Stock subject to
Section 6(a) above, the Selling Optionee shall give written notice to the Company describing fully the proposed transfer, including the number of shares of Option Stock proposed to be transferred, the proposed transferee and the proposed transfer price (the "Transfer Notice"). The Transfer Notice shall contain an accurate summary of the proposed transferee's offer, which must be a bona fide written offer that is binding on the proposed transferee, subject only to the Right of First Refusal. At any time within the ten (10)-day period immediately following the receipt of the Transfer Notice, the Company may elect to purchase the shares of Option Stock subject to the Transfer Notice, at the price per share set forth in the Transfer Notice, by delivering to the Selling Optionee notice of such election within such ten (10)-day period.

         (c) The closing of the sale and purchase of shares of the Selling Optionee's Option Stock pursuant to exercise of the Right of First Refusal shall be held at the offices of the Company on a


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date and at a time Chosen by the Company no later than thirty (30) days from delivery of the Transfer Notice.

         (d) If the Company fails to purchase, within the ten (10)-day period immediately following receipt of the Transfer Notice, all the Option Stock of the Selling Optionee upon the terms set forth therein, or elects to purchase all such Option Stock within such period, but fails to close the purchase thereof within the period specified in Section 6(c) therefor, then the Company may not purchase any of such Option Stock and the Selling Optionee may, not later than one hundred twenty (120) days following delivery of the Transfer Notice, conclude a transfer of all the shares of Option Stock of the Selling Optionee on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions materially different from those described in the Transfer Notice (including a lower purchase price), as well as any proposed transfer by the Selling Participant after the expiration of such 120-day period, shall again be subject to the Right of First Refusal and shall require compliance by the Selling Optionee with the procedures described in this Section 6.

         (e) In the event the consideration proposed to be paid the Selling Optionee as described in the Transfer Notice includes non-cash consideration, the Transfer Notice shall state the fair market value thereof. The Company may be written notice to the Selling Optionee challenge such valuation, in which case the value thereof shall be determined by averaging the values set by the Transfer Notice and by the Company, provided that the difference between such values is within ten percent (10%) of the higher value. If such difference is not equal to or less than such 10% amount, then the Selling Optionee and the Company shall agree upon one appraiser, who shall determine the fair market value of the non-cash consideration for these purposes. In the event that such parties are unable to agree upon such an appraiser, the parties agree that the American Arbitration Association shall be employed to choose an appraiser, and such person shall choose from the two values selected by the Company and the Selling Optionee the value he deems to be closer to fair market value, and such value shall be the fair market value of the non-cash consideration for these purposes. In the event the appraisal process is utilized, the party whose valuation of the non-cash consideration was not selected by the appraiser shall pay all costs of the appraisal process.

         (f) This Section 6 shall apply only during such times as the Company is not subject to the reporting requirements of the federal Securities Exchange Act of 1934, as amended, and while it is so subject the provisions of this
Section 6 shall be suspended, and of no force or effect.


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         7. Incorporation of Plan. This Option is granted pursuant to the Plan, a copy of which is attached hereto. This award is subject to all of the terms and provisions of the Plan, including without limitation the provision making this award subject to the approval of the stockholders of the Company, which are incorporated herein by reference. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern and control.

         8. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

          Dated this _________________ day of ___________________, 199_____.


                                               T/R SYSTEMS, INC.



                                               By:
                                                   ---------------------------
                                                   Title:

Accepted and agreed to:



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Date:
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                                   SCHEDULE I
                            VESTING OF OPTION PERIOD

VESTING DATE                                  NUMBER OF SHARES VESTED

















                                         T/R SYSTEMS, INC.



                                         By:
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                                         Title:
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                                         Date:
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Accepted and agreed to:



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Date:
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